Exhibit 10.44

                   FIRST AMENDMENT TO SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO SECURITY AGREEMENT is made and entered into as of January 15, 1999, by and among I-LINK INCORPORATED, a Florida corporation (the "Company"), I-LINK SYSTEMS, INC., a Utah corporation with its principal place of business at 13751 South Wadsworth Park Drive, Suite 200, Draper, UT 84020 ("Systems"), I-LINK COMMUNICATIONS, INC., a
Utah corporation, with its principal place of business at 13751 South
Wadsworth Park Drive, Suite 200, Draper, UT 84020 ("Communications"),
MIBRIDGE, INC., a Utah corporation, with its principal place of business at 13751 South Wadsworth Park Drive, Suite 200, Draper, UT 84020
("MiBridge"), I-LINK WORLDWIDE, L.L.C., a Delaware limited liability company, with its principal place of business at 13751 South Wadsworth
Park Drive, Suite 200, Draper, UT 84020 ("Worldwide"), VIANET TECHNOLOGIES, LTD., an Israeli corporation, headquartered in Ramat Hasharon, Israel
("Vianet" and together with the Company, Systems, Communications, MiBridge and Worldwide, collectively, the "Debtors" and individually, a "Debtor"), and WINTER HARBOR, L.L.C., a Delaware limited liability company with its principal place of business at 11400 Skipwith Lane, Potomac, Maryland 20854 (the "Secured Party").

                                 RECITALS

     A. The Company owns all of the capital stock and the limited liability company interests of Systems, Communications, MiBridge, Worldwide and Vianet.

     B. The Secured Party has lent to the Company (i) $5,768,000 in four installments on a demand loan basis, which installments were made on January 26, 1998, February 23, 1998, March 3, 1998, and March 24, 1998 (collectively, the "Original Loans"). The obligations of the Company under the Original Loans and under the notes and other documents and instruments entered into in connection therewith are secured by a Security Agreement, dated as of April 14, 1997 (the "Original Security Agreement"), entered into pursuant to the Original Agreement, dated April 14, 1998 (the "Original Agreement"), by and between the Secured Party and the Debtors, other than Vianet. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

     C. The Secured Party has further lent to the Company $2,000,000 in three installments on a demand loan basis, which installments were made on May 13, 1998, May 29, 1998, and June 8, 1998 (collectively the "Second Loans"), and has made available for borrowing $8,000,000 pursuant to a Bridge Loan Agreement, dated January 15, 1999 (the "Loan Agreement" and together with the Original Loan and the Second Loan, the "Loans"). Each of the Loans are evidenced by certain promissory notes (the "Notes").

     D. In order to induce the Secured Party to enter into the Loan Agreement and to secure the Loans made pursuant to the Second Loans and Loan Agreement, the Company and the Debtors have agreed to enter into this Amendment, the Original Security Agreement as amended hereby shall be referred to as the "Security Agreement".
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                                AGREEMENTS

     In consideration of the foregoing Recitals, and of the agreements made herein, and of the Loans made or to be made by the Secured Party to the Company, the Debtors, the Company and the Secured Party agree as follows:

     1.  Amendments.

     1.1 The First Recital of the Original Security Agreement is hereby amended in its entirety to read as follows:

          I-Link Incorporated, a Florida corporation (the "Company"), owns all of the capital stock and membership interests, as applicable, of I-Link Systems, Inc., I-Link Communications, Inc., MiBridge, Inc., I-Link Worldwide, L.L.C. and Vianet Technologies, Ltd. (collectively, including the Company, the "Debtors" and individually, a "Debtor"). The Secured Party has lent to the Company (i) $5,768,000 in four installments on a demand loan basis, which installments were made on January 26, 1998, February 23, 1998, March 3, 1998, and March 24, 1998 (collectively, the
     "Original Loans").   The Secured Party has further lent to the Company
     $2,000,000 in three installments on a demand loan basis, which installments were made on May 13, 1998, May 29, 1998, and June 8, 1998 (collectively the "Second Loans"), and has made available for borrowing $8,000,000 pursuant to a Loan Agreement, dated January 15, 1999 (the "Loan Agreement" and together with the Original Loan and the Second Loan, the "Loans"). The Loans are evidenced by certain promissory notes (the "Notes"). The Company requested that the Secured Party not demand payment on the Original
     Loans before May 15, 1998 (the "Demand Date").   Pursuant to the Agreement,
     dated April 14, 1998 (the "Original Agreement"), the Original Loans automatically came due upon the Demand Date since the Company did not make payment in full of the Original Loans by that date. The Lender has revoked such demand pursuant to the terms of an Agreement, dated January 15, 1999 (the "Amended Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Original Agreement. Unless otherwise set forth herein, references in this Security Agreement to the "Agreement" shall mean the Original Agreement, the Amended Agreement and the Loan Agreement. As security for the Loans and the Agreement, the Debtors and the Company have agreed to enter into this Security Agreement.

          1.2 The Second Recital of the Original Security Agreement is hereby amended in its entirety to read as follows:

               The Debtors, other than the Company, have guaranteed the Loans and the obligations of the Company under the Notes and the Loan Agreement pursuant to the terms of a Subsidiary Guaranty dated as of January 15, 1999 (the "Guaranty").

          1.4 Section 1 of the Original Security Agreement is hereby amended by deleting it in its entirety and inserting the following in place thereof:

          GRANT OF SECURITY INTEREST. In order to secure the payment and performance of all of the obligations of the Company under the Notes and the Loan Agreement and of the other Debtors under the Guaranty and the payment and performance of the Loans, plus interest accrued thereon (being hereinafter collectively referred to as the "Obligations"), the Debtors hereby (i) reaffirm and acknowledge the first priority security interest granted pursuant to the
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Original Agreement, and (ii) grant to the Secured Party, a second priority perfected security interest in all of their respective right, title and interest in and to all of their personal property, both tangible and intangible and of every kind and description, whether now or hereafter existing, or now owned or hereafter acquired, and wherever located, and all proceeds, products, replacements, additions, accessions and/or substitutes therefor, including, without limitation, all goods, machinery, equipment, furniture, furnishings, fixtures, inventory, accounts, chattel paper, instruments and general intangibles, as such terms may be defined in the Uniform Commercial Code in the jurisdiction in which such assets are located (other than equipment leased to the Company or any Debtor and any leases which by their terms prohibit the grant of security interests in, or assignments of, the Company's or such Debtor's leasehold interest therein), and the proceeds and products of any and all of the foregoing assets and properties described in this Section 1, including proceeds of insurance policies relating to any and all of the foregoing assets and properties. All of the foregoing shall be hereinafter referred to as the "Collateral."

     2. Representations and Warranties. Each and every representation and warranty set forth in the Original Security Agreement is hereby confirmed and ratified, in all material respects, by the Debtors and the Company, and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken except to the extent such representations and warranties have been affected by events contemplated by or permitted pursuant to the Agreement.

     3. Counterparts. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Company, the Debtors and the Secured Party have each executed at least one counterpart.

     4. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Delaware, without regard to the conflicts of law provisions thereof.

     5. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Company, the Debtors and the Secured Party and their respective successors and assigns, and in particular, any holder of the Notes.

     6. Reference to Original Security Agreement. Except as amended hereby, the Original Security Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Original Security Agreement accomplished hereby, each reference in the Original Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Security Agreement in the Agreement or other agreement, document or instrument executed and delivered pursuant to the Agreement, shall be deemed a reference to the Original Security Agreement, as amended hereby.

      7. No Other Modifications. Except as expressly provided in this Amendment, all of the terms and conditions of the Original Security Agreement shall remain unchanged and in full force and effect.


                         [Signature Page Follows]

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     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Security Agreement on the day and year first above written.

WINTER HARBOR, L.L.C.

By:    First Media, L.P., its member

       By:  First Media Corporation,
            its sole general partner

       By:   /s Ralph W. Hardy
             Ralph W. Hardy Jr., Secretary

I-LINK INCORPORATED

 By:   /s John Edwards
       John Edwards, President
                                        I-LINK WORLDWIDE, L.L.C.
 I-LINK SYSTEMS, INC.
                                        By: I-Link Incorporated, its sole member
 By: /s John Edwards
     John Edwards, President            By: s/ John Edwards
                                            John Edwards, President



 I-LINK COMMUNICATIONS, INC.            VIANET TECHNOLOGIES, LTD.

 By: /s John Edwards                    By: /s John Edwards
     John Edwards, President                John Edwards, President



 MIBRIDGE, INC.

 By: /s John Edwards
     John Edwards, President


















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